RESTRICTIONS ON CASH AND DUE FROM BANKS	12 Months Ended
Dec. 31, 2020
RESTRICTIONS ON CASH AND DUE FROM BANKS [Abstract]
RESTRICTIONS ON CASH AND DUE FROM BANKS
NOTE 2 – RESTRICTIONS ON CASH AND DUE FROM BANKS

During March 2020 the FRB, in response to the COVID-19 pandemic, reduced our Bank’s reserve balance requirements to zero. Prior to that time our Bank was required to maintain reserve balances in the form of vault cash and balances with the FRB. The average reserve balances to be maintained during 2020 and 2019 were $9.2 million and $26.6 million, respectively. We do not maintain compensating balances with correspondent banks. We are also required to maintain reserve balances related to certain mortgage banking related derivatives not classified as hedges and to our merchant payment processing operations and for certain investment security transactions. These balances are held at unrelated financial institutions and totaled $0.74 million and $0.01 million at December 31, 2020 and 2019, respectively.